[dreyfus lion "d" logo]                                  (reg.tm)

[dreyfus logo]                                           (reg.tm)

DREYFUS VARIABLE INVESTMENT FUND,

CAPITAL APPRECIATION PORTFOLIO

200 Park Avenue

New York, NY 10166

INVESTMENT ADVISER

The Dreyfus Corporation

200 Park Avenue

New York, NY 10166

SUB-INVESTMENT ADVISER

Fayez Sarofim & Co.

Two Houston Center,

Suite 2907

Houston, TX 77010

CUSTODIAN

Mellon Bank, N.A.

One Mellon Bank Center

Pittsburgh, PA 15258

TRANSFER AGENT &

DIVIDEND DISBURSING AGENT

Dreyfus Transfer, Inc.

P.O. Box 9671

Providence, RI 02940


Printed in U.S.A.                                              112SA986

Variable

Investment Fund,

CAPITAL APPRECIATION

PORTFOLIO

Semi-Annual

Report

June 30, 1998


DREYFUS VARIABLE INVESTMENT FUND, CAPITAL APPRECIATION PORTFOLIO
-----------------------------------------------------------------------------

LETTER TO SHAREHOLDERS

Dear Shareholder:

  We are pleased to provide you with this semi-annual report for the Dreyfus Variable Investment Fund -- Capital Appreciation Portfolio for the six-month period ended June 30, 1998. During that period, your Portfolio produced a total return of 20.73%.* During the same period, the Standard & Poor's 500 Composite Stock Price Index provided a total return of 17.72%.**

PORTFOLIO COMPOSITION

  At  the  close  of  the  period,  the  Portfolio had 4.3% of its net assets in
short-term   Treasuries   and  industry  concentrations  in  consumer  staples,
financials and health care as of the end of the period. Currently, we are maintaining the Fund' s nearly fully invested posture, and investing the short-term cash equivalent assets as we deem appropriate.

ECONOMIC OUTLOOK

  We expect average annual Gross Domestic Product (GDP) in the U.S. will expand this year in a range of 2.5% to 3.0%, compared to 4.0% in 1997. We believe that annual CPI inflation should decline to 1.5%, or below, historically close to price stability. Against the backdrop of a strong dollar and a budget surplus, we expect long-term interest rates to decline to 5.5% or below by year end. Sound corporate management and vigilant monetary policy have produced an environment in which we believe job creation remains healthy and the economy can expand, while wage inflation can be held in check. A secular increase in productivity, which is continuing in the eighth year of the business cycle, and global competition, which limits pricing power, are also responsible for the positive backdrop for financial assets.

INVESTMENT STRATEGY

  The United States economy continues to reap the benefits of its ability to identify, confront and tackle structural inefficiencies in both the public and private sectors. Leading American global corporations, hardened by the tough competitive environment at home, are proving to be very effective competitors internationally, as more and more economies expose their local companies to the rigors of global competition. Particularly in the fields of brand consumer products, pharmaceuticals, finance, and technology, these global companies are able to bring to the growing class of middle-income consumers products and services of high quality and reasonable price. The competitive advantage of well-managed global corporations is the result of being able to share and spread the substantial costs of research, development, advertising, and distribution over a larger base of business than local companies can command. Furthermore, in environments of financial panic as are currently occurring in some of the Asian economies, the financial strength and geographic scope of the larger companies can allow for continuation of an expansion strategy as weaker competitors retrench.

  Moderating growth, and the prospect of continued low inflation across the general economy, provided a constructive backdrop for interest rates, as did continued demand in the face of diminished supply. We believe that in the second half, strong real income growth should support aggregate demand near current levels, although we expect some weakness in job creation as growth moderates. Somewhat slower growth among the expanding economies and continued weakness among many developing economies generally should keep markets focused on high quality, global companies, which have led equity performance year-to-date. In the eighth year of the current economic cycle, consistency of earnings growth, margin expansion and strong cash flow are fundamentals which we believe have driven the current performance of the market in general as well as factors that currently assist us is assessing possible future earnings streams of sectors and individual companies in the Portfolio.

MARKET OVERVIEW

  Measured broadly, the half-year ended June 30, 1998 was another period of solid advance for the stock market. Yet that general statement did not apply to
all    categories    of    stocks.

  To be sure, the S& P 500 achieved a new record of 17.72% at the end of the six-month period. The Dow Jones Industrial Average (DJIA), while it didn't reach its all-time record, nonetheless gained 14.16% for the six months, closing the half-year above 9000. Small and medium size stocks, however, underperformed the large cap issues. The Standard & Poor's MidCap 400 Index gained just 8.63% for the half-year, and the Russell 2000 index of small cap issues advanced 4.93%.

  The first calendar quarter provided most of the strength for the six months, particularly among the large cap companies. In the April-June quarter, the S&P 500 gained 3.32% and the DJIA 2.15%, while the Russell 2000 actually dropped by 4.66%.

Stock categories that were strongest during the half-year included financials, particularly banks, brokerages, insurance and diversified financial services; technology, especially communications and computer issues; and cyclical consumer stocks such as advertising, airlines, automotive, broadcasting and home construction.

  The weak categories for the period included precious metals, oil drilling and oilfield suppliers, and some industrial issues.

Corporate profits dropped sharply from the strong pace of last year. According to the statistical service First Call, profits for stocks in the S&P 500 were expected to show a rise of just 2.3% for the second quarter, compared to 3.8% in the first quarter. Of course there were optimists forecasting a hefty rise in profits for later this year and early 1999, which could potentially propel stock prices upward. Yet most investors seemed preoccupied with the here and now, which included the strike at General Motors plants and the continuing fallout from financial troubles in Japan and Southeast Asia.

  As expected, the Fed at its last meeting made no change in interest rates, even though inflationary pressures are a constant worry for the Fed. The reason for their inaction may well have been the precarious state of some economies elsewhere in the world and the desire not to precipitate a major correction in the U.S. stock market. Even so, the Fed thought it timely to issue a stern warning to banks not to become over-extended with unwise loans, which happened in the 1980s.

  Despite warnings like this, and that stock prices are extremely high historically in relation to earnings and cash flow, investors still appeared eager to own equities. Moreover, surveys of consumer sentiment continued to show that the average consumer was more confident about the future than had been the case in a generation.

INVESTMENT HIGHLIGHTS

  Our outlook for financial markets remains positive, with constructive fundamentals continuing to provide a positive backdrop. Our emphasis on what we believe are high quality, global industry leaders has benefited total return over the short and longer term. Although the U.S. is enjoying an extremely positive confluence of economic and fiscal variables markets remain volatile, serving as a discounting mechanism for the future and reflecting current uncertainties on numerous fronts. We believe our approach can continue to serve as a more risk averse approach to equity investing, in seeking higher relative and absolute rates of return over a long-term investment horizon.

  We appreciate your investment in the Variable Investment Fund -- Capital Appreciation Portfolio and we will continue to seek rewarding returns on your behalf.

               Sincerely,


               [Fayez Sarofim signature logo]


               Fayez Sarofim

               Portfolio Manager

July 16, 1998

New York, N.Y.

*Total return includes reinvestment of dividends and any capital gains paid. The Portfolio's performance does not reflect the deduction of additional charges imposed in connection with investing in variable insurance contracts, which will
reduce    returns.

**SOURCE: LIPPER ANALYTICAL SERVICES, INC. -- Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.

DREYFUS VARIABLE INVESTMENT FUND, CAPITAL APPRECIATION PORTFOLIO
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS                             JUNE 30,1998 (UNAUDITED)

Common Stocks--93.4%                                                                                  Shares           Value
-------------------------------------------------------

                                                                                                  _____________     ____________
                Auto Related--5.8%  Chrysler                                                          150,000    $    8,456,250

                                    Ford Motor                                                        200,094        11,805,546

                                    General Motors                                                    100,000         6,681,250

                                                                                                                   _____________

                                                                                                                     26,943,046

                                                                                                                   _____________

                     Banking--8.5%  BankAmerica                                                       130,000        11,236,875

                                    Chase Manhattan                                                   140,000        10,570,000

                                    Citicorp                                                           70,025        10,451,235

                                    HSBC Holdings, A.D.R.                                               3,500           850,500

                                    HSBC Holdings PLC                                                   2,400            58,706

                                    Keycorp                                                             3,600           128,250

                                    SunTrust Banks                                                     75,000         6,098,437

                                                                                                                   _____________

                                                                                                                     39,394,003

                                                                                                                   _____________

             Basic Materials--1.7%  Dow Chemical                                                       10,000           966,875

                                    duPont (E.I.) de Nemours                                           90,000         6,716,250

                                    Rohm & Hass                                                         3,000           311,813

                                                                                                                   _____________

                                                                                                                      7,994,938

                                                                                                                   _____________

               Capital Goods--7.4%  AlliedSignal                                                      145,000         6,434,375

                                    Boeing                                                             85,000         3,787,812

                                    Caterpillar                                                        60,000         3,172,500

                                    Emerson Electric                                                   70,000         4,226,250

                                    General Electric                                                  125,000        11,375,000

                                    Minnesota Mining & Manufacturing                                   20,000         1,643,750

                                    Philips Electronics                                                20,000         1,700,000

                                    Rockwell International                                             40,000         1,922,500

                                                                                                                   _____________

                                                                                                                     34,262,187

                                                                                                                   _____________

              Communications--5.2%  Bell Atlantic                                                     160,000         7,300,000

                                    BellSouth                                                         110,000         7,383,750

                                    SBC Communications                                                230,144         9,205,760

                                                                                                                   _____________

                                                                                                                     23,889,510

                                                                                                                   _____________

                   Computers--4.5%  Cisco Systems                                                  45,000 (a)         4,142,812

                                    Compaq Computer                                                   140,000         3,972,500

                                    Hewlett-Packard                                                    80,000         4,790,000

                                    Microsoft                                                      70,000 (a)         7,586,250

                                                                                                                   _____________

                                                                                                                     20,491,562

                                                                                                                   _____________

                 Electronics--2.3%  Intel                                                             140,000        10,377,500

                                    Texas Instruments                                                   6,400           373,200

                                                                                                                   _____________

                                                                                                                     10,750,700

                                                                                                                   _____________

                      Energy--7.4%  British Petroleum, A.D.S                                          100,000         8,825,000

                                    Chevron                                                            70,000         5,814,375

                                    Exxon                                                             140,050         9,987,315

                                    Mobil                                                              85,050         6,516,956

                                    Royal Dutch Petroleum                                              52,000         2,850,250

                                                                                                                   _____________

                                                                                                                     33,993,896

                                                                                                                   _____________

DREYFUS VARIABLE INVESTMENT FUND, CAPITAL APPRECIATION PORTFOLIO
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS (CONTINUED)                 JUNE 30,1998 (UNAUDITED)

Common Stocks (continued)                                                                             Shares          Value
-------------------------------------------------------

                                                                                                   _____________   ____________

       Finance-Miscellaneous--6.0%  American General                                                   35,000    $    2,491,563

                                    Associates First Capital, Cl. A                                    90,441         6,952,651

                                    Federal National Mortgage Association                             170,000        10,327,500

                                    Hertz, Cl. A                                                       35,000 (a)     1,550,937

                                    Merrill Lynch                                                      70,000         6,457,500

                                                                                                                   _____________

                                                                                                                     27,780,151

                                                                                                                   _____________

    Food, Beverage & Tobacco--9.6%  Anheuser-Busch Cos                                                 16,000           755,000

                                    Coca-Cola                                                         210,000        17,955,000

                                    Kellogg                                                            30,000         1,126,875

                                    Nestle, A.D.R.                                                     35,000         3,736,250

                                    PepsiCo                                                           190,000         7,825,625

                                    Philip Morris Cos                                                 275,000        10,828,125

                                    Sara Lee                                                            2,500           139,844

                                    Seagram                                                            45,000         1,842,187

                                    Unilever, N.V.                                                      2,000           157,875

                                                                                                                   _____________

                                                                                                                     44,366,781

                                                                                                                   _____________

                Food & Drugs--1.6%  Walgreen                                                          180,000         7,436,250

                                                                                                                   _____________

                Health Care--17.0%  Abbott Laboratories                                               210,000         8,583,750

                                    American Home Products                                            175,000         9,056,250

                                    Bristol-Myers-Squibb                                               75,000         8,620,312

                                    Johnson & Johnson                                                 170,000        12,537,500

                                    Merck & Co                                                        105,000        14,043,750

                                    Pfizer                                                            210,000        22,824,375

                                    Roche Holdings, A.D.R.                                             33,000         3,229,875

                                                                                                                   _____________

                                                                                                                     78,895,812

                                                                                                                   _____________

                   Insurance--4.1%  Berkshire Hathaway, Cl. A                                             75 (a)      5,872,875

                                    General Re                                                         25,000         6,337,500

                                    Marsh & McLennan                                                  112,500         6,799,219

                                                                                                                   _____________

                                                                                                                     19,009,594

                                                                                                                   _____________

         Media/Entertainment--1.5%  Disney (Walt)                                                      12,000         1,260,750

                                    McDonald's                                                         65,000         4,485,000

                                    Tricon Global Restaurants                                          50,000 (a)     1,584,375

                                                                                                                   _____________

                                                                                                                      7,330,125

                                                                                                                   _____________

               Personal Care--6.8%  Clogate-Palmolive                                                  80,000         7,040,000

                                    Estee Lauder, Cl. A                                                25,000         1,742,188

                                    Gillette                                                          200,000        11,337,500

                                    Procter & Gamble                                                  125,000        11,382,812

                                                                                                                   _____________

                                                                                                                     31,502,500

                                                                                                                   _____________

                  Photography--.4%  Eastman Kodak                                                      25,000         1,826,563

                                                                                                                   _____________

                   Publishing--.6%  McGraw-Hill Cos                                                    30,000         2,446,875

                                    News Corp., A.D.S.                                                  5,000           160,625

                                                                                                                   _____________

                                                                                                                      2,607,500

                                                                                                                   _____________

DREYFUS VARIABLE INVESTMENT FUND, CAPITAL APPRECIATION PORTFOLIO
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS (CONTINUED)                 JUNE 30,1998 (UNAUDITED)

Common Stocks (continued)                                                                               Shares       Value
-------------------------------------------------------

                                                                                                    _____________  ____________

                       Retail--.5%  Wal-Mart Stores                                                    35,000    $    2,126,250

                                                                                                                   _____________

           Textiles-Apparrel--1.3%  Christian Dior                                                     20,000         2,511,178

                                    Polo Ralph Lauren, Cl. A                                          125,000 (a)     3,500,000

                                                                                                                   _____________

                                                                                                                      6,011,178

                                                                                                                   _____________

              Transportation--1.2%  Norfolk Southern                                                  190,000         5,664,375

                                                                                                                   _____________

                                    TOTAL COMMON STOCKS

                                        (cost $314,466,442)                                                        $432,276,921

                                                                                                                   _____________


Preferred Stocks--.4%
-------------------------------------------------------

         Publishing;  News Corp., A.D.S., Cum.,$.40

                                        (cost $1,260,264)                                              70,000    $    1,977,500

                                                                                                                   =============


                                                                                                  Principal

Short-Term Investments--4.3%                                                                       Amount
------------------------------------------------------------------------------------------

                                                                                                _____________

              U.S. Treasury Bills:  4.89%, 9/3/1998                                             $....1,817,000   $    1,801,138

                                    4.98%, 9/10/1998                                                  823,000           815,075

                                    4.97%, 9/17/1998                                               10,115,000        10,007,983

                                    4.95%, 10/1/1998                                                4,356,000         4,300,635

                                    4.97%, 10/8/1998                                                3,143,000         3,100,035

                                                                                                                   _____________

                                    TOTAL SHORT-TERM INVESTMENTS

                                        (cost $20,023,152)                                                        $  20,024,866

                                                                                                                   =============


TOTAL INVESTMENTS (cost $335,749,858)                                                                   98.1%      $454,279,287

                                                                                                     =======       =============


CASH AND RECEIVABLES (NET)                                                                               1.9%    $    8,734,796

                                                                                                     =======       =============


NET ASSETS                                                                                             100.0%      $463,014,083

                                                                                                     =======       =============


Notes to Statement of Investments:
-----------------------------------------------------------------------------

(a)  Non-income producing.

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS VARIABLE INVESTMENT FUND, CAPITAL APPRECIATION PORTFOLIO
-----------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES                 JUNE 30, 1998 (UNAUDITED)

                                                                                                    Cost              Value

                                                                                                 _____________     ____________
ASSETS:                          Investments in securities--See Statement of Investments         $335,749,858      $454,279,287

                                 Cash                                                                                19,449,126

                                 Dividends receivable                                                                   400,007

                                 Prepaid expenses                                                                         2,190

                                                                                                                   _____________

                                                                                                                    474,130,610

                                                                                                                   _____________

LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                          265,445

                                 Payable for investment securities purchased                                         10,791,067

                                 Accrued expenses                                                                        60,015

                                                                                                                   _____________

                                                                                                                     11,116,527

                                                                                                                   _____________

NET ASSETS                                                                                                         $463,014,083

                                                                                                                   =============


REPRESENTED BY:                  Paid-in capital                                                                   $343,830,318

                                 Accumulated undistributed investment income--net                                     1,447,074

                                 Accumulated net realized gain (loss) on investments                                  (792,440)

                                 Accumulated net unrealized appreciation (depreciation)
                                   on investments and foreign currency transactions                                 118,529,131

                                                                                                                   _____________

NET ASSETS                                                                                                         $463,014,083

                                                                                                                   =============

SHARES OUTSTANDING

(UNLIMITED NUMBER OF $.001 PAR VALUE SHARES OF BENEFICIAL INTEREST AUTHORIZED)                                       13,753,053

NET ASSET VALUE, offering and redemption price per share                                                                 $33.67

                                                                                                                       ========


                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS VARIABLE INVESTMENT FUND, CAPITAL APPRECIATION PORTFOLIO
-----------------------------------------------------------------------------

STATEMENT OF OPERATIONS            SIX MONTHS ENDED JUNE 30, 1998 (UNAUDITED)

INVESTMENT INCOME

INCOME:                          Cash dividends (net of $43,042 foreign taxes
                                    withheld at source)                                          $  2,672,485

                                 Interest                                                             166,787

                                                                                                  ____________

                                        Total Income                                                               $  2,839,272

EXPENSES:                        Investment advisory fee--Note 3(a)                                   852,756

                                 Sub-Investment advisory fee--Note 3(a)                               417,391

                                 Registration fees                                                     45,869

                                 Prospectus and shareholders' reports                                  25,998

                                 Professional fees                                                     18,009

                                 Custodian fees--Note 3(a)                                             15,550

                                 Trustees' fees and expenses--Note 3(b)                                 2,604

                                 Shareholder servicing costs                                            2,280

                                 Loan commitment fees--Note 2                                           1,473

                                 Miscellaneous                                                          1,596

                                                                                                  ____________

                                        Total Expenses                                                                1,383,526

                                                                                                                    ____________

INVESTMENT INCOME--NET                                                                                                1,455,746

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 4:

                                 Net realized gain (loss) on investments                      $     (790,298)

                                 Net unrealized appreciation (depreciation) on investments         59,992,673

                                                                                                  ____________

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                                                               59,202,375

                                                                                                                    ____________

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                                $60,658,121

                                                                                                                    ============


                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS VARIABLE INVESTMENT FUND, CAPITAL APPRECIATION PORTFOLIO
-----------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                                      Six Months Ended

                                                                                      June 30, 1998            Year Ended

                                                                                        (Unaudited)         December 31, 1997

                                                                                       ________________      _______________

OPERATIONS:
  Investment income--net                                                                $    1,455,746        $    1,888,016

  Net realized gain (loss) on investments                                                    (790,298)               263,562

  Net unrealized appreciation (depreciation) on investments                                 59,992,673            35,394,069

                                                                                         _____________         _____________

    Net Increase (Decrease) in Net Assets Resulting from Operations                         60,658,121            37,545,647

                                                                                         _____________         _____________

DIVIDENDS TO SHAREHOLDERS FROM:

  Investment income--net                                                                       (32,849)           (1,872,129)

  Net realized gain on investments                                                            (109,497)             (178,136)

                                                                                         _____________         _____________

    Total Dividends                                                                           (142,346)           (2,050,265)

                                                                                         _____________         _____________

BENEFICIAL INTEREST TRANSACTIONS:

  Net proceeds from shares sold                                                            186,439,580           122,238,262

  Dividends reinvested                                                                         142,346             2,050,265

  Cost of shares redeemed                                                                  (31,094,123)          (16,518,231)

                                                                                         _____________         _____________

    Increase (Decrease) in Net Assets from Beneficial Interest Transactions                155,487,803           107,770,296

                                                                                         _____________         _____________

       Total Increase (Decrease) in Net Assets                                             216,003,578           143,265,678

NET ASSETS:

  Beginning of Period                                                                      247,010,505           103,744,827

                                                                                         _____________         _____________

  End of Period                                                                           $463,014,083          $247,010,505

                                                                                         =============         =============


UNDISTRIBUTED INVESTMENT INCOME--NET                                                    $    1,447,074      $         24,177

                                                                                         _____________         _____________

                                                                                           Shares                 Shares

                                                                                         _____________         _____________

CAPITAL SHARE TRANSACTIONS:

  Shares sold                                                                                5,874,758             4,667,439

  Shares issued for dividends reinvested                                                         4,425                75,244

  Shares redeemed                                                                             (977,961)             (610,913)

                                                                                          _____________         _____________

    Net Increase (Decrease) in Shares Outstanding                                            4,901,222             4,131,770

                                                                                          =============         ==============


                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS VARIABLE INVESTMENT FUND, CAPITAL APPRECIATION PORTFOLIO
-----------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

  Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Series' financial statements.


                                                         Six Months Ended

                                                         June 30, 1998                 Year Ended December 31,

                                                                             ____________________________________________________

PER SHARE DATA:                                           (Unaudited)        1997       1996       1995       1994     1993(1)

                                                          __________        ______     ______     ______    ______     ______
   Net asset value, beginning of period                      $27.91         $21.98     $17.71    $13.44     $13.27     $12.50

                                                             ______         ______     ______     ______    ______     ______

   Investment Operations:

   Investment income--net                                       .11            .22        .23       .23        .23        .08

   Net realized and unrealized gain (loss)
       on investments                                          5.66           5.95       4.30      4.27        .17        .76

                                                             ______         ______     ______     ______    ______     ______

   Total from Investment Operations                            5.77           6.17       4.53      4.50        .40        .84

                                                             ______         ______     ______     ______    ______     ______

   Distributions:

   Dividends from investment income--net                        --            (.22)      (.23)     (.23)      (.23)      (.07)

   Dividends from net realized gain on investments            (.01)           (.02)      (.03)       --         --         --

                                                            ______          ______     ______     ______    ______     ______

   Total Distributions                                        (.01)           (.24)      (.26)     (.23)      (.23)      (.07)

                                                            ______          ______     ______     ______    ______     ______

   Net asset value, end of period                           $33.67          $27.91     $21.98     $17.71    $13.44     $13.27

                                                            ======          ======     ======     ======    ======     ======


TOTAL INVESTMENT RETURN                                      20.73%(2)       28.05%     25.56%    33.52%      3.04%     6.74%(2)

RATIOS/SUPPLEMENTAL DATA:

   Ratio of expenses to average net assets                     .41%(2)         .80%       .84%      .85%       .25%      .28%(2)

   Ratio of net investment income
       to average net assets                                   .43%(2)        1.08%      1.46%     2.08%      2.99%     1.89%(2)

   Decrease reflected in above expense ratios
       due to undertakings by The Dreyfus Corporation            --             --         --       .02%       .86%     3.67%(2)

   Portfolio Turnover Rate                                    1.45%(2)        1.69%      2.47%     2.81%       .12%      .01%(2)

   Net Assets, end of period (000's Omitted)              $463,014        $247,011   $103,745   $46,930    $16,118    $3,770
-----------------------------

(1)  From April 5, 1993 (commencement of operations) to December 31, 1993.

(2)  Not annualized.

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS VARIABLE INVESTMENT FUND, CAPITAL APPRECIATION PORTFOLIO
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

  Dreyfus Variable Investment Fund (the "Fund" ) is registered under the Investment Company Act of 1940 ("Act") as an open-end management investment company, operating as a series company currently offering thirteen series, including the Capital Appreciation Portfolio (the "Series") and is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of life insurance companies. The Series is a diversified portfolio. The Series' investment objective is to provide long-term capital growth consistent with the preservation of capital. The Dreyfus Corporation ("Dreyfus") serves as the Series' investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. ("Mellon"). Fayez Sarofim & Co. (" Sarofim" ) serves as the Series' sub-investment adviser. Premier Mutual Fund Services, Inc. is the distributor of the Series' shares, which are sold without a sales charge.

  The Fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

  The Series' financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

  (A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(B) FOREIGN CURRENCY TRANSACTIONS: The Series does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

  Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Series' books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the DREYFUS VARIABLE INVESTMENT FUND, CAPITAL APPRECIATION PORTFOLIO
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custodian agreement, the Series receives net earnings credits based on available cash balances left on deposit.

(D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the Series may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Series not to distribute such gain.

  (E) FEDERAL INCOME TAXES: It is the policy of the Series to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes

NOTE 2--BANK LINE OF CREDIT:

  The Series participates with other Dreyfus-managed funds in a $600 million redemption credit facility (" Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Series has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Series at rates based on prevailing market rates in effect at the time of borrowings. During the period ended June 30, 1998, the Series did not borrow under the Facility.

NOTE 3--INVESTMENT ADVISORY FEE, SUB-INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

  (A) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is based on the value of the Series' average daily net assets and is computed at the following annual rates: .55 of 1% of the first $150 million;
 .50 of 1% of the next $150 million; and .375 of 1% over $300 million. The fee is payable monthly. Pursuant to a Sub-Investment Advisory Agreement with Sarofim, the sub-investment advisory fee is based upon the value of the Series' average daily net assets and is computed at the following annual rates: .20 of 1% of the first $150 million; .25 of 1% of the next $150 million; and .375 of 1% over $300 million. The fee is payable monthly.

  The Series compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Series. During the period ended June 30, 1998, the Series was charged $114 pursuant to the transfer agency agreement.

  The Series compensates Mellon under a custody agreement to provide custodial services for the Series. During the period ended June 30, 1998, the Series was charged $15,550 pursuant to the custody agreement.

  (B) Each trustee who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

DREYFUS VARIABLE INVESTMENT FUND, CAPITAL APPRECIATION PORTFOLIO
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 4--SECURITIES TRANSACTIONS:

  The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended June 30, 1998, amounted to $135,373,876 and $4,863,156, respectively.

  At June 30, 1998, accumulated net unrealized appreciation on investments was $118,529,429, consisting of $120,150,580 gross unrealized appreciation and $1,621,151 gross unrealized depreciation.

  At June 30, 1998, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).